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EXHIBIT 10.5.3
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                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT, dated as of December 4, 2000 (this "Agreement"), is made by and between STRATUS SERVICES GROUP, INC., a Delaware corporation (the "Company"), and the parties who, from time to time, execute a Buyer signature page in the form annexed hereto as Exhibit A (the "Buyers").

                             W I T N E S S E T H:

      WHEREAS, upon the terms and subject to the conditions of a certain Securities Purchase Agreement dated as of December 1, 2000, between the Buyers and the Company (the "Securities Purchase Agreements"), the Buyers have subscribed to purchase or have purchased from the Company 6% Convertible Debentures of the Company (collectively, the "Debentures"), and, in the case of a certain Buyer, certain common stock purchase warrants (the Warrants"), which Debentures and Warrants will be convertible and exercisable, as the case may be, into shares of the common stock, $.01 par value (the "Common Stock"), of the Company (the "Underlying Shares") upon the terms and subject to the conditions of such Debentures and Warrants; and

      WHEREAS, the Debentures subscribed for or purchased by Buyers comprise part of a series of up to $3,000,000 of Debentures which have been offered by the Company pursuant to a private offering conducted by the Company (the "Private Offering");

      WHEREAS, to induce the Buyers to execute and deliver the Securities Purchase Agreements, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), with respect to the Underlying Shares;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1.    DEFINITIONS.

      (a) As used in this Agreement, the following terms shall have the following meanings:

            (i) "Investors" means the Buyers who acquire Debentures pursuant to the Securities Purchase Agreement and Private Offering and any permitted


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                  transferee or assignee who agrees to become bound by the
                  provisions of this Agreement in accordance with Section 9 hereof.

            (ii) "Initial Closing Date" means the closing of the first sale of Debentures under the Securities Purchase Agreement pursuant to the Private Offering.

            (iii) "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

            (iv) "Potential Material Event" means any material acquisition, disposition, business combination or other material transaction of the Company that would, in the opinion of Company counsel, be required to be disclosed publicly if such disclosure would be premature and would in the opinion of the Company, adversely effect such transaction.

            (v) "Registrable Securities" means the Underlying Shares issuable upon conversion of Debentures and exercise of the Warrant and shares issued as payment of interest due under the Debentures.

            (vi) "Registration Statement" means a registration statement of the Company under the Securities Act.

      (b) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

2.    REGISTRATION.

      (a) MANDATORY REGISTRATION. (1) The Company shall prepare and file with the SEC, as soon as reasonably practicable after the date hereof, under the Securities Purchase Agreement, a Registration Statement on Form S-1 registering for resale by the Investors the Registrable Securities the time of filing of the Form S-1, which shall contain the "Plan of Distribution" attached hereto as ANNEX A, which Registration Statement shall be declared effective no later than 120 days after the Initial Closing Date. The Company will prepare and file the Registration Statement with the SEC by the 60th day following the Initial Closing Date. The initial Registration Statement shall include for the benefit of the holders of the Debentures and Warrants not less than a number of shares equal to the sum of (i) the number of shares of Common Stock issuable upon the exercise in full of the Warrants and (ii) 200% of the number of shares of Common Stock issuable upon conversion in full of the Debentures at the Conversion Price (as defined in the Debentures) in effect on the Initial Closing Date, the date of filing of the Registration Statement or the date that the request for acceleration of the effectiveness of the Registration Statement is made with the SEC (whichever yields the lowest Conversion Price), assuming for such purposes that the Debentures will be outstanding for five years and that all interest will be paid in shares of Common Stock. In the event that the Company prepays the full principal and interest under the outstanding Debentures prior to April 1, 2001, the Company shall have no obligation hereunder to cause to be declared effective a Registration Statement or to keep any Registration Statement effective. In addition, the Company shall have no obligation to keep a Registration Statement effective after it pays the full redemption price for all the outstanding Debentures.

            (2) The Company shall file additional Registration Statements within 60 days of a notice from the Investors, and shall cause such additional Registration Statements to be effective within 120 days of such notice, if the number of Registrable Securities at any time exceeds 85% of the number of shares of Common Stock then registered in all their existing Registration Statements hereunder.

      (b) PAYMENTS BY THE COMPANY. If the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof is not effective within one hundred twenty (120) days following the Initial Closing Date (the "Required Effective Date"), or after a Suspension Period (except as provided by the last sentence of section 2a), then the Company will make payments to each Buyer in such amounts and at such times as shall be determined pursuant to this Section 2(b). The amount to be paid by the Company to each Buyer shall be determined as of each Computation Date, and such amount shall be equal to two (2%) percent of the cash purchase price paid by such Buyer for all Debentures then purchased by such Buyer and outstanding pursuant to the Securities Purchase Agreement for any period from the Required Effective Date to each Computation Date thereafter, until the Registration Statement is declared effective by the SEC (the "Periodic Amount"). The full Periodic Amount shall be paid by the Company in immediately available funds within three business days after each Computation Date.

            As used in this Section 2(b), the term "Computation Date" means the date which is thirty (30) days after the Required Effective Date, and, if the Registration Statement required to be filed by the Company pursuant to Section 2(a) has not theretofore been declared effective by the SEC, each date which is thirty (30) days after the previous Computation Date (pro rated for partial periods) until such Registration Statement is so declared effective.

3. OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall do each of the following.

      (a) Prepare and file with the SEC a Registration Statement with respect to not less than the number of Registrable Securities provided in Section 2(a), above, and thereafter use its reasonable best efforts to cause each Registration Statement relating to Registrable Securities to become effective no later than one hundred twenty (120) days following the Initial Closing Date, and keep the Registration Statement effective at all times until the earliest (the "Registration Period") of (i) the date when the Investors may sell all Registrable Securities issued or issuable under the Debentures and the Warrants under Rule 144(k) (including by use of cashless or net exercise with respect to Warrant Shares) or (ii) the date the Investors no longer own any of the Registrable Securities, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

      (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

      (c) The Company shall permit a single firm of counsel designated by the Buyer to review the Registration Statement and all amendments and supplements thereto at least four Business Days prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects;

      (d) Furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

      (e) On the Business Day that it occurs notify each Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

      (f) As promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of a Notice of Effectiveness or any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

      (g) Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the Investors in writing of the existence of a Potential Material Event, the Investors shall not offer or sell any Registrable Shares under the Registration Statement, from the time of the giving of notice with respect to a Potential Material Event until such Investor receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; PROVIDED, HOWEVER, that the Company may not so suspend the right to such holders of Registrable Shares for more than two twenty (20) day periods in the aggregate during any 12-month period ("Suspension Period") with at least a ten
            (10) business day interval between such periods, during the periods the Registration Statement is required to be in effect, and PROVIDED FURTHER, HOWEVER, that a notice will not be given pursuant to a Potential Material Event if such notice has been given before ;

      (h) Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

      (i) Cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be, as the Investors may reasonably request, and, within three (3) business days after a Registration Statement which includes Registrable Securities

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            is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an appropriate instruction and opinion of such counsel; and

      (j) Take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.

4. OBLIGATIONS OF THE INVESTORS. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

      (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement.

      (b) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement; and

      (c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
            Section 3(e) or 3(f), above, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(d) or 3(e) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

5. EXPENSES OF REGISTRATION. All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 3, but including, without limitation, all registration, listing, and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company, shall be borne by the Company.

6. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

      (a) To the extent permitted by law, the Company will indemnify and hold harmless each Buyer, the directors, if any, of such Buyer, the officers, if any, of such Buyer, each person, if any, who controls any Buyer within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person" or "Indemnified Party"), against any losses, claims, damages, liabilities or expenses (joint or several) (including reasonable attorneys fees) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to clause (b) of this Section 6, the Company shall reimburse the Buyers, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not (I) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, (II) be available to the extent such Claim is based on a failure of the Buyer to deliver or cause to be delivered the prospectus made available by

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            the Company; or (III) apply to amounts paid in settlement of any
            Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Each Buyer will, severally and not jointly, indemnify the Company and its officers, directors and agents against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Buyer, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company to this Section 6. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. In no event shall the liability of any Buyer hereunder be greater in amount than the dollar amount of the net proceeds received by such Buyer upon the sale of the Registrable Securities giving rise to such indemnification obligation.

      (b) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be. In case any such action is brought against any Indemnified Person or Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such Indemnified Person or Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Person or Indemnified Party under this Section 6 for any legal or other reasonable out-of-pocket expenses subsequently incurred by such Indemnified Person or Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action of its final conclusion. The Indemnified Person or Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and reasonable out-of-pocket expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the Indemnified Person or Indemnified Party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement

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            of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this
            Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

7. CONTRIBUTION. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; PROVIDED, HOWEVER, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8. REPORTS UNDER EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

      (a) make and keep public information available, as those terms are understood and defined in Rule 144;

      (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

      (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

9. ASSIGNMENT OF THE REGISTRATION RIGHTS. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to any transferee of the Registrable Securities (or all or any portion of any Debenture of the Company which is convertible into such securities) only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein. In the event of any delay in filing or effectiveness of the Registration Statement as a result of such assignment, the Company shall not be liable for any damages arising from such delay, or the payments set forth in Section 2(c) hereof.

10. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold an eighty (80%) percent interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

11.   MISCELLANEOUS.

      (a) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission, receipt confirmed, or other means) or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid (i) if to the Company, Stratus Services Group, Inc., 500 Craig Road, Manalapan, New Jersey 07726, Attention: J. Todd Raymond, Esq., Telecopier No.:
            (732) 294-1133; with a copy to Giordano, Halleran & Ciesla, P.C., 125 Half Mile Road, P.O. Box 190, Middletown, New Jersey 07748,
            Attention: Philip D. Forlenza, Esq., Telecopier No.: (732) 224-6599; (ii) if to the Buyer, at the address set forth under its name in the Securities Purchase Agreement and (iii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this
            Section 11(b), and shall be effective, when personally delivered, upon receipt and, when so sent by certified mail, three calendar days after deposit with the United states Postal Service.

      (b) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

      (c) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its' attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

      (d) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

      (e) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

      (f) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

      (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

      (h) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

      (i)   Neither party shall be liable for consequential damages.

12. EFFECTIVENESS. This Agreement shall not become effective with respect to a particular Buyer until such time as the closing of a sale of Debentures to such Buyer under the Securities Purchase Agreement occurs.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              STRATUS SERVICES GROUP, INC.

                              By:
                                  -----------------------------------------
                                  Joseph J. Raymond, Chairman & CEO

                                                                       Exhibit A

                              BUYER SIGNATURE PAGE

      This Signature Page constitutes (i) a signature page to, and part of, that certain Registration Rights Agreement, dated and effective as of December 1, 2000 (the "Registration Rights Agreement"), by and among Stratus Services Group, Inc. ("Stratus") and the parties who are or become party thereto by executing a signature page substantially in the form of Exhibit A thereto and (ii) the agreement of the undersigned to become a party to, and be bound by the terms and provisions of, the Registration Rights Agreement.

Buyer/Investor:                     Name:
                                         ----------------------------------
                                                (Please Print)

                                    By:
                                       ------------------------------------
                                          (Sign above)

                                    Name:
                                         ----------------------------------
                                          (For Investors that are entities)

                                    Title:
                                          ---------------------------------
                                          (For Investors that are entities)

                                                                        Annex A


                              PLAN OF DISTRIBUTION

      The Selling Stockholders and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

o ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

o an exchange distribution in accordance with the rules of the applicable exchange;

o     privately negotiated transactions;

o     short sales;

o broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

o     a combination of any such methods of sale; and

o     any other method permitted pursuant to applicable law.

      The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

      The Selling Stockholders may also engage in short sales against the box, puts and calls and other transactions in securities of the Company or derivatives of Company securities and may sell or deliver shares in connection with these trades. The Selling Stockholders may pledge their shares to their brokers under the margin provisions of customer agreements. If a Selling Stockholder defaults on a margin loan, the broker may, from time to time, offer and sell the pledged shares. The Selling Stockholders have advised the Company that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares other than ordinary course brokerage arrangements, nor is there an underwriter or coordinating broker acting in connection with the proposed sale of shares by the Selling Stockholders.

      Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

      The Investor and any broker-dealers or agents that are involved in selling the shares are considered "underwriters" by the Securities and Exchange Commission within the meaning of the Securities Act in connection with sales under this Registration Statement. Accordingly, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them will be deemed underwriting commissions or discounts under the Securities Act.

      The Company is required to pay all fees and expenses incident to the registration of the shares, including fees and disbursements of counsel to the Selling Stockholders. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.